UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2005

NUANCE COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-30203	94-3208477
(Commission File Number)	(IRS Employer Identification No.)

1380 Willow Road, Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

(650) 847-0000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On May 9, 2005, Nuance Communications, Inc. (“Nuance”) announced it has entered into a definitive Agreement and Plan of Merger (the “Merger Agreement”) by and among ScanSoft, Inc., a Delaware corporation (“ScanSoft”), Nova Acquisition Corporation, a Delaware corporation and a wholly-owned subsidiary of ScanSoft (“Sub I”), Nova Acquisition LLC, a Delaware limited liability company and a wholly-owned subsidiary of ScanSoft (“Sub II”), and Nuance. Pursuant to the Merger Agreement, Sub I will merge with and into Nuance (the “First Step Merger”), with Nuance as the surviving corporation (the “Interim Surviving Corporation”), and as soon as practicable thereafter the Interim Surviving Corporation will merge with and into Sub II, the separate corporate existence of the Interim Surviving Corporation shall cease, and Sub II shall continue as the surviving entity and as a wholly-owned subsidiary of ScanSoft (the “Second Step Merger” and, taken together with the First Step Merger, the “Merger”). Under the terms of the Merger Agreement, each outstanding share of Nuance common stock will be converted into the right to receive 0.77 shares of ScanSoft common stock (the “Stock Consideration”) and $2.20 of cash (the “Cash Consideration”). To the extent permitted by Nuance’s stock option plans, (i) each outstanding Nuance stock option issued under Nuance’s stock option plans, other than Nuance’s 1994 Flexible Stock Incentive Plan, with an exercise price equal to or less than $10.00 per share and (ii) each outstanding Nuance stock option issued under Nuance’s 1994 Flexible Stock Incentive Plan regardless of the exercise price, will be assumed by ScanSoft and converted into a ScanSoft stock option to purchase that number of shares of ScanSoft common stock equal to the product of (i) the number of shares of Nuance common stock issuable upon exercise of such Nuance stock option and (ii) the sum of the Stock Consideration and the quotient obtained by dividing the Cash Consideration by the average of the closing trading prices of ScanSoft common stock as reported on the Nasdaq National Market during the five trading days immediately preceding the date of the closing of the Merger. To the extent permitted by Nuance’s stock option plans, all other outstanding Nuance stock options not assumed by ScanSoft will be cancelled in connection with the Merger. In the event that tax counsels to Nuance and ScanSoft both reasonably determine that the First Step Merger and the Second Step Merger, taken together, may not satisfy the continuity of interest requirements under applicable U.S. federal income tax principles relating to “reorganizations” under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), then the Cash Consideration will be reduced and the Stock Consideration will be correspondingly increased to the minimum extent necessary to enable the tax counsels to Nuance and ScanSoft to issue written opinions to the effect that the Merger constitutes a reorganization within the meaning of Section 368(a) of the Code.

Nuance and ScanSoft have made customary reciprocal representations, warranties and covenants. Nuance and ScanSoft have also agreed to covenants regarding non-solicitation. In particular, Nuance has agreed not to, directly or indirectly, (i) solicit proposals relating to any alternative business combination transaction, (ii) subject to certain exceptions, engage in discussions concerning, or provide confidential information in connection with, any alternative business combination transaction, (iii) subject to certain exceptions, approve, endorse or recommend any alternative business combination transaction, or (iv) enter into any letter of intent or similar document or any contract, agreement or commitment contemplating or otherwise relating to any alternative business combination transaction.

Consummation of the Merger is subject to reciprocal closing conditions, including stockholder approvals, antitrust approvals, absence of governmental restraints, effectiveness of a Form S-4 registration statement, accuracy of representations and receipt of tax opinions. The Merger Agreement contains certain termination rights for both Nuance and ScanSoft, and further provides that, upon termination of the Merger Agreement under specified circumstances, the terminating party must pay a termination fee of $6.63 million.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement.

Additional Information and Where to Find It

ScanSoft, Inc. plans to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 in connection with the transaction and ScanSoft and Nuance plan to file with the SEC and mail to their respective stockholders a Joint Proxy Statement/Prospectus in connection with the transaction. The Registration Statement and the Joint Proxy Statement/Prospectus will contain important information about ScanSoft, Nuance, the transaction and related matters. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they are available. Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by ScanSoft and Nuance through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus from ScanSoft by contacting ScanSoft Investor Relations at (978) 977-2000 or from Nuance by contacting Nuance Investor Relations at (650) 847-0000.

ScanSoft and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of ScanSoft and Nuance in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Joint Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in ScanSoft’s proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on January 28, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from ScanSoft by contacting ScanSoft Investor Relations at (978) 977-2000.

Nuance and its directors and executive officers also may be deemed to be participants in the solicitation of proxies from the stockholders of ScanSoft and Nuance in connection with the transaction described herein. Information regarding the special interests of these directors and executive officers in the transaction described herein will be included in the Joint Proxy Statement/Prospectus described above. Additional information regarding these directors and executive officers is also included in Nuance’s proxy statement for its 2005 Annual Meeting of Stockholders, which was filed with the SEC on May 2, 2005. This document is available free of charge at the SEC’s web site at www.sec.gov and from Nuance by contacting Nuance Investor Relations at (650) 847-0000.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of May 9, 2005, by and among ScanSoft, Inc., Nova Acquisition Corporation, Nova Acquisition LLC and Nuance Communications, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUANCE COMMUNICATIONS, INC.
(Registrant)

Date: May 11, 2005	By:	/s/ Douglas Clark Neilsson
Douglas Clark Neilsson
Vice-President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of May 9, 2005, by and among ScanSoft, Inc., Nova Acquisition Corporation, Nova Acquisition LLC and Nuance Communications, Inc.